SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 8, 1997


                       HOLLYWOOD ENTERTAINMENT CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Oregon                 0-21824               93-0981138
        ------------------         -----------         ------------------
         (State or other           (Commission           (IRS Employer
         jurisdiction of             File No.)         Identification No.)
        incorporation or
          organization)


25600 SW Parkway Center Drive, Wilsonville, Oregon            97070
--------------------------------------------------------------------------------
    (Address of principal executive offices)                (Zip Code)


                                 (503) 570-1600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

     On August 8, 1997 Hollywood Entertainment Corporation (the "Company") announced that it had entered into an agreement to sell $200 million aggregate principal amount of 10-5/8% senior subordinated notes. The Company's press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

         99.1     Press release dated August 8, 1997.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:   August 8, 1997

                                  HOLLYWOOD ENTERTAINMENT CORPORATION



                                  By F. MARK WOLFINGER
                                     -------------------------------------------
                                     F. Mark Wolfinger, Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

 99.1             Press release dated August 8, 1997.